                                                                       EXHIBIT 4
 NUMBER                                                     SHARES
  [ ]                                                        [ ]

                              SEE REVERSE FOR CERTAIN DEFINITIONS
                              CUSIP    [                         ]

                             [Logo Of ZEFER Corp.]
                                  ZEFER Corp.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

ZEFER Corp. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation, as from time to time amended (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, ZEFER Corp. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

                             [SEAL OF ZEFER Corp.]

Dated:



Secretary                                      Chairman of the Board, President
                                               and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
     TRANSFER AGENT AND REGISTRAR

BY

     AUTHORIZED SIGNATURE

                                  ZEFER Corp.

                                      -1-
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                         UNIF GIFT MIN ACT ______Custodian_______
TEN ENT  - as tenants by the entireties                                   (Cust)         (Minor)
JT TEN   - as joint tenants with right                                    under Uniform Gifts to Minors
           of survivorship and not                                        Act________________________
           as tenants in common                                                     (State)
COM PROP - as community property

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
               [                                    ]

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of the capital stock is represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,_____________________________
                                    X _____________________________

                                    X _____________________________

                                    Notice:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

               Signature(s) Guaranteed By: _________________________________
                                           The signature(s) must be guaranteed
                                           by an eligible guarantor institution
                                           (banks, stockbrokers, savings and
                                           loan associations and credit unions
                                           with membership in an approved
                                           signature guarantee medallion
                                           program), pursuant to S.E.C. Rule
                                           17Ad-15.

                                      -2-